UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2006



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


          NEW YORK                     1-4626                13-1534671
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                      Identification Number)


                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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         (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078


                                       N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On June 20, 2006, we received notice from Nasdaq that it intends to delist our common stock from Nasdaq at the opening of business on June 29, 2006. On December 20, 2005, Nasdaq notified the Company that the bid price of its common stock had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with Marketplace Rule 4310(c)(4) (the "Rule"). Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), the Company was provided 180 calendar days, or until June 19, 2006, to regain compliance with the Rule. As the Company has failed to come into compliance with the Rule and fails to meet the initial inclusion criteria set forth in Marketplace Rule 4310(c), Nasdaq has indicated that it intends to delist our common stock; however, the notice from Nasdaq does not, by itself, result in delisting of our common stock if the Company, by June 27, 2006, requests a hearing before a Nasdaq Listing Qualifications Panel.

     We intend to request a hearing before a Nasdaq Listing Qualifications Panel, as provided by Nasdaq Marketplace Rules, to appeal Nasdaq staff's determination to delist our common stock. Generally, hearings are conducted within 30 to 45 days of request. There can be no assurance that the Listing Qualifications Panel will grant our request for continued listing. If we are unsuccessful, we may appeal any adverse decision of the Panel to the Nasdaq Listing and Hearing Review Council. Any such appeal by the Company would not stay the ruling of the Listing Qualifications Panel.

Item 9.01 Financial Statements and Exhibits

     99.1 Press Release dated June 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HARVEY ELECTRONICS, INC.


                              By: /s/Joseph J. Calabrese
                                  ------------------------------------------
                                  Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary

Date:  June 23, 2006

Exhibit 99.1  Press Release Dated June 23, 2006

[GRAPHIC OMITTED]

                            HARVEY ELECTRONICS, INC.
                        Extraordinary. In every way.(TM)

For Immediate Release
June 23, 2006


               HARVEY ELECTRONICS RECEIVES NASDAQ DELISTING NOTICE

               Harvey Plans to Appeal and Stay Delisting of Stock

Lyndhurst, NJ, June 23, 2006 -- Harvey Electronics, Inc. ("Harvey Electronics", "Harvey" or the "Company"; NASDAQ Capital Market symbol: "HRVE"), a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area, today announced that on June 20, 2006, the Company received notice of a Nasdaq Staff Determination indicating that the Company is not in compliance with the Nasdaq rules and as a result, the Company's common stock is subject to delisting from the Nasdaq Capital Market. On December 20, 2005, Nasdaq notified the Company that the minimum bid price of its common stock had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with Marketplace Rule 4310(c)(4). Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), the Company was provided 180 calendar days, or until June 19, 2006, to regain compliance with the Rule. As the Company has failed to come into compliance with the Rule and fails to meet the initial inclusion criteria set forth in Marketplace Rule 4310(c), the Company's Common Stock is subject to delisting from the Nasdaq Capital Market; however, the notice form Nasdaq does not by itself, result in delisting of our Common Stock if the Company by June 27, 2006, requests a hearing with a Listing Qualifications Panel.

Pursuant to applicable NASD Marketplace Rules, the Company intends to request a hearing on the Staff's determination to a Nasdaq Listing Qualifications Panel. The hearing request will stay the delisting of the stock pending the Panel's review and determination. Hearings generally are held 30-45 days after the request. There can be no assurance that the Listing Qualifications Panel will grant Harvey's request for continued listing. If the Company is unsuccessful, we may appeal any adverse decision of the Panel to the Nasdaq Listing and Hearing Review Council. Any such appeal by the Company would not stay the ruling of the Listing Qualifications Panel. Should the stock be delisted from the Nasdaq Capital Market, the Company will consider alternatives to the Nasdaq listing.

Harvey's Chief Executive Officer, Franklin Karp, stated, "Nasdaq has raised important issues which we do not take lightly. We continue to do what we believe is in the best interests of our shareholders, customers and employees. The hearing will give us the opportunity to fully inform Nasdaq of the current status of our Company, our plans for the future, including the proposed $4 million financing which will be voted on by our shareholders soon, and our views regarding our stock price. We intend to make a compelling presentation to the Listing Qualifications Panel to try to maintain our listing."

About Harvey Electronics

Harvey Electronics is a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area. The Company currently operates a total of nine locations; eight Harvey showrooms and one separate Bang & Olufsen branded store. There are two Harvey locations in Manhattan and six suburban locations in Paramus, New Jersey; Mt. Kisco, in Westchester; Greenwich, Connecticut; Greenvale/Roslyn, on the north shore of Long Island, in Eatontown, New Jersey and our newest store in Bridgewater, New Jersey. The Bang & Olufsen branded store is located in Union Square on 927 Broadway at 21st Street, in Manhattan. The Company also has a Bang & Olufsen showroom within our Harvey retail store in Greenwich, Connecticut.

Audio Video International, a well-respected trade publication, has named Harvey Electronics a national "Top Ten Retailer of the Year", seven years in a row.

Please visit a Harvey store or one of our Bang & Olufsen showrooms. Also, please inquire about Harvey's custom installation services.

From time to time, information provided by the Company, statements made by its employees or information, included in its filings with the Securities and Exchange Commission may contain statements, which are so-called "forward-looking statements" and not historical facts. Forward-looking statements can be identified by the use of words such as "believe", "expect", "intend",
"anticipate", "in my opinion", and similar words or variations. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual future results may differ significantly from those stated in any forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including, but not limited to, product demand, pricing, market acceptance, litigation, risks in product and technology development and other risk factors detailed in the Company's Prospectus dated March 31, 1998 and from time to time in the Company's Securities and Exchange Commission reports including its Form 10-K and Forms 10-Q.

For  more   information   and   showroom   locations,   visit  our   website  at
www.harveyonline.com.

CONTACTS:
    o    Michael E. Recca,
         Chairman of the Board
         Tel. (212) 709-1907, Fax: (212) 709-1952
         Email: mer@skycapitalholdings.com
    o    Franklin C. Karp, CEO/President,
         E-mail: fkarp@harveyonline.com or
         Joseph J. Calabrese, Executive Vice President & CFO
         E-mail: jcalabrese@harveyonline.com
         Harvey Electronics, Inc.
         Tel. (201) 842-0078, Fax (201) 842-0317